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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       Date of Report: September 14, 1998


                               HAGLER BAILLY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                            (Commission File Number)



                                   54-1759180
                      (IRS Employer Identification Number)


              1530 Wilson Boulevard, Suite 900, Arlington, VA 22209
               (Address of principal executive offices)(Zip Code)

                                  703-351-0300
              (Registrant's telephone number, including area code)






Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the
past 90 days.    [X] Yes  [ ]  No

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                                TABLE OF CONTENTS



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS..................................1


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS....1

   (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.............................1
   (B)   PRO FORMA FINANCIAL INFORMATION.......................................1
   (C)   EXHIBITS..............................................................2

SIGNATURES.....................................................................3



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


On August 28, 1998, Hagler Bailly, Inc. (the "Company") completed the merger (the "Merger") of its wholly-owned subsidiary, PHB Acquisition Corp. ("Merger Sub"), with and into Putnam, Hayes & Bartlett, Inc. ("PHB") pursuant to the Plan and Agreement of Merger dated June 11, 1998 by and among the Company, Merger Sub and PHB (the "Merger Agreement"). Upon consummation of the Merger, PHB became a wholly owned subsidiary of the Company. An aggregate of 6,548,953 shares of the Company's Common Stock was issued to former holders of PHB Common Stock in connection with the Merger. Pursuant to the Merger Agreement, 150,000 shares of the Company's Common Stock issued to former holders of PHB Common Stock were deposited into escrow to secure the performance of the indemnity obligations of PHB under the Merger Agreement. The shares of the Company's Common Stock issued pursuant to the Merger have not been registered under the Securities Act of 1933.

The Merger is intended to be a tax-free reorganization for federal income tax purposes and is accounted for as a "pooling of interests" under generally accepted accounting principles.

The Company estimates incurring as much as $1.2 million in transaction costs in connection with the Merger.

Upon consummation of the Merger, there were 16,206,991 shares of the Company's Common Stock issued and outstanding.

Additional information concerning the Merger is incorporated herein by reference to the Company's definitive proxy statement, filed with the Securities and Exchange Commission on July 27, 1998, for its Special Meeting of Stockholders, held on August 27, 1998.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)      Financial Statements of Business Acquired.

It is impracticable for the Company to file all of the required financial information as of the date hereof. The Company shall file the required financial information as soon as practicable, but in no event shall such financial information be filed later than 60 days after the due date of this Form 8-K.


(b)      Pro Forma Financial Information.

It is impracticable for the Company to file all of the required pro forma financial information as of the date hereof. The Company shall file the required pro forma financial information as soon as practicable, but in no event shall such pro forma financial information be filed later than 60 days after the due date of this Form 8-K.




(c)      Exhibits.


No.       Description



2.1       Agreement  and  Plan of  Merger  by and  among  Hagler
          Bailly, Inc., PHB Acquisition Corp. and Putnam, Hayes & Bartlett, Inc., dated as of June 11,1997.(1)

4.1 Form of Escrow Agreement by and among the Company, PHB Acquisition Corp., William E. Dickenson as Stockholders' Representative and State Bank and Trust Company, as Escrow Agent. (1)

4.2 Form of Registration Rights Agreement between the Company and certain PHB Stockholders. (1)

23.1 Consent of Ernst & Young LLP, independent auditors (to be filed with amendment to 8-K containing financial information)

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(1)       Incorporated  by reference to the Company's  Proxy Statement dated
          July 27, 1998 for Special Meeting of Stockholders on Form DEF 14A.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HAGLER BAILLY, INC.
                                    (Registrant)


Date:  September 14, 1998      By:  /s/ Henri- Claude Bailly
                                    ------------------------
                                    Henri-Claude  Bailly  President,   Chief
                                    Executive  Officer  and  acting  Chief
                                    Financial Officer